UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2021

Great Elm Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On March 21, 2021, the Board of Directors of Great Elm Group, Inc. (the “Company”) determined that the Company’s Annual Stockholders’ Meeting (the “Annual Meeting”) will be held on May 28, 2021. The proxy statement containing the meeting details is expected to be available no later than the third week in April to stockholders of record as of April 5, 2021.

Deadlines for submission of nominations and shareholder proposals are set out below for clarity given that the Annual Meeting will be held more than 30 days after the anniversary of Great Elm Capital Group, Inc.’s most recent Annual Stockholders’ Meeting. Please refer to the Company’s Bylaws (the “Bylaws”) for additional information. The Bylaws are available as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2020.

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To be considered timely under the Bylaws, stockholder notice of stockholder proposals must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no later than April 1, 2021.

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To be considered timely under the Bylaws, stockholder notice of proxy access nominations must be delivered to, or mailed to and received by, the Company’s Secretary at the principal executive offices of the Company no later than April 1, 2021.

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To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received at the Company’s principal executive offices not later than April 1, 2021.

On March 22, 2021, the Company issued a press release to announce the date of the Annual Meeting. The press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press release, dated March 22, 2021.

104	The cover page from this current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL GROUP, INC.

Date: March 22, 2021	/s/ Brent J. Pearson
By: Brent J. Pearson
Title: Chief Financial Officer